FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, September 29, 2022.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on September 30, 2022 and for the fiscal year 2022 year-to-date are as follows:

Estimated Allocations for September Monthly Distribution as of August 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0405 (95%)	$0.0000 (0%)	$0.0000 (0%)	$0.0020 (5%)

Cumulative Estimated Allocations fiscal year-to-date as of August 31, 2022, for the fiscal year ending August 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.5492	$0.4059 (74%)	$0.0576 (10%)	$0.0000 (0%)	$0.0857 (16%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 08/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 08/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 08/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 08/31/2022)[4]
4.82%	6.31%	-3.41%	6.80%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through August 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through August 31,
2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2021 through August 31, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2021 through August 31, 2022, as a percentage of the Fund’s NAV as of August 31,
2022.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.4 trillion in assets under management as of August 31, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, October 28, 2022.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on October 31, 2022 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for October Monthly Distribution as of September 30, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0425 (100%)	$0.0000 (0%)	$0.0000 (0%)	$0.000 (0%)

Cumulative Estimated Allocations fiscal year-to-date as of September 30, 2022, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0425 (100%)	$0.0000 (0%)	$0.0000 (0%)	$0.0000 (0%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 09/30/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 09/30/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 09/30/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 09/30/2022)[4]
3.06%	6.94%	-8.51%	0.58%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through September 30, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through September 30,
2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through September 30, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through September, 2022, as a percentage of the Fund’s NAV as of September 30,
2022.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.3 trillion in assets under management as of September 30, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, November 29, 2022.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on November 30, 2022 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for November Monthly Distribution as of October 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0025 (6%)	$0.0067 (16%)	$0.0000 (0%)	$0.0333 (78%)

Cumulative Estimated Allocations fiscal year-to-date as of October 31, 2022, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0850	$0.0450 (53%)	$0.0067 (8%)	$0.0000 (0%)	$0.0333 (39%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 10/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 10/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 10/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 10/31/2022)[4]
3.27%	6.78%	-5.86%	1.13%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through October 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through October 31, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through October 31, 2022, assuming reinvestment of distributions paid
.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through October 31, 2022, as a percentage of the Fund’s NAV as of October 31, 2022.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers boutique specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has 75 years of investment experience and approximately $1.3 trillion in assets under management as of October 31, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, December 29, 2022.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on December 30, 2022 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for December Monthly Distribution as of November 30, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.1037	$0.0319 (31%)	$0.0378 (37%)	$0.00 (0%)	$0.0340 (32%)

Cumulative Estimated Allocations fiscal year-to-date as of November 30, 2022, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.1275	$0.0769 (60%)	$0.0067 (5%)	$0.00 (0%)	$0.0439 (35%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 11/30/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 11/30/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 11/30/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 11/30/2022)[4]
4.02%	15.85%	-1.20%	1.62%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through November 30, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through November 30, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through November 30, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through November 30, 2022, as a percentage of the Fund’s NAV as of November 30, 2022.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in equity, fixed income, multi-asset solutions and alternatives. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of November 30, 2022. For more information, please visit franklintempleton.com.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, January 30, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on January 31, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for January Monthly Distribution as of December 31, 2022:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0252 (59%)	$0.00 (0%)	$0.00 (0%)	$0.0173 (41%)

Cumulative Estimated Allocations fiscal year-to-date as of December 31, 2022, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.2312	$0.1021 (44%)	$0.0445 (19%)	$0.00 (0%)	$0.0846 (37%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 12/31/2022)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 12/31/2022)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 12/31/2022)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 12/31/2022)[4]
4.26%	6.65%	-2.16%	3.01%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through December 31, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through December 31, 2022.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through December 31, 2022, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through December 31, 2022, as a percentage of the Fund’s NAV as of December 31, 2022.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of December 31, 2022. For more information, please visit franklintempleton.com
.

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FRANKLIN UNIVERSAL TRUST

One Franklin Parkway
San Mateo, CA 94403-1906

FOR IMMEDIATE RELEASE:

For more information, please contact Franklin Templeton at 1-800-342-5236.

FRANKLIN UNIVERSAL TRUST (“FT” or the “Fund”)
ANNOUNCES NOTIFICATION OF SOURCES OF DISTRIBUTIONS

San Mateo, CA, February 27, 2023.
Franklin Universal Trust [NYSE: FT]:

The Fund’s estimated sources of the distribution to be paid on February 28, 2023 and for the fiscal year 2023 year-to-date are as follows:

Estimated Allocations for February Monthly Distribution as of January 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.0425	$0.0151 (36%)	$0.00 (0%)	$0.00 (0%)	$0.0274 (64%)

Cumulative Estimated Allocations fiscal year-to-date as of January 31, 2023, for the fiscal year ending August 31, 2023:

Distribution Per Share	Net Investment Income	Net Realized Short-Term Capital Gains	Net Realized Long-Term Capital Gains	Return of Capital
$0.2737	$0.1172 (43%)	$0.0445 (16%)	$0.00 (0%)	$0.1120 (41%)

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Distribution Policy.  FT estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of the FT distribution to shareholders may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in a Fund is paid back to them. A return of capital distribution does not necessarily reflect FT’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Average Annual Total Return (in relation to the change in net asset value (NAV) for the 5-year period ended on 01/31/2023)[1]	Annualized Distribution Rate (as a percentage of NAV for the current fiscal period through 01/31/2023)[2]	Cumulative Total Return (in relation to the change in NAV for the fiscal period through 01/31/2023)[3]	Cumulative Fiscal Year-To-Date Distribution Rate (as a percentage of NAV as of 01/31/2023)[4]
4.90%	6.52%	0.29%	3.50%

Fund Performance and Distribution Rate Information:

1.

Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five-year period ended through January 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year, assuming reinvestment of distributions paid.
2.

The Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV through January 31, 2023.
3.

Cumulative Total Return is the percentage change in the Fund’s NAV from August 31, 2022 through January 31, 2023, assuming reinvestment of distributions paid.
4.

The Cumulative Fiscal Year-To-Date Distribution Rate is the dollar value of distributions for the fiscal period August 31, 2022 through January 31, 2023, as a percentage of the Fund’s NAV as of January 31, 2023.

The Fund’s primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. Distributions may vary based on the Fund’s net investment income.  Past distributions are not indicative of future trends.

For further information on Franklin Universal Trust, please visit our web site at:
www.franklintempleton.com

Franklin Resources, Inc. is a global investment management organization with subsidiaries operating as Franklin Templeton and serving clients in over 155 countries. Franklin Templeton’s mission is to help clients achieve better outcomes through investment management expertise, wealth management and technology solutions. Through its specialist investment managers, the company offers specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives and multi-asset solutions. With offices in more than 30 countries and approximately 1,300 investment professionals, the California-based company has over 75 years of investment experience and approximately $1.4 trillion in assets under management as of January 31, 2023. For more information, please visit franklintempleton.com.

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